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                                                      Execution Copy


            WAIVER AND AMENDMENT NO. 2 ("Amendment No. 2"), dated as of April 13, 1994, between MP Funding Corporation (the "Lender") and the Borrowers parties hereto (the "Borrowers").

                            W I T N E S S E T H:

            WHEREAS, the Lender and the Borrowers are parties to a First Amended and Restated Master Loan Agreement, dated as of November 30, 1988, as further amended and restated as of January 25, 1990, as amended by Amendment No. 1 dated as of November 2, 1993 (the "Master Loan Agreement"); and

            WHEREAS, the Lender and the Borrowers now desire to further amend the Master Loan Agreement;

            NOW, THEREFORE, in consideration of the mutual covenants herein contained and for good and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

            1. Capitalized terms used but not defined in this Amendment No. 2 shall have the meanings given to those terms in the Master Loan Agreement.

            2. The following new defined terms shall be added in the appropriate alphabetical order to Section 1.01 of the Master Loan Agreement:

      "MGTC" shall have the meaning provided in Section 3.05(c) hereof.

      "Standby Letter of Credit" shall mean an irrevocable standby letter of credit, substantially in the form of Exhibit J hereto, issued in accordance with Section 3.05 hereof for the benefit of the Agent.

            3. A new Section 3.05 is hereby added to Article III as follows:

      Section 3.05. Standby Letter of Credit. (a) The Borrowers shall provide or cause to be provided on April 13, 1994, and shall maintain or cause to be maintained in full force and effect at all times thereafter through the Final Loan Date, a Standby Letter of Credit. The initial face amount of the Standby Letter of Credit shall be $146,200,000. The named beneficiary under the Standby Letter of Credit shall be the Agent under the Credit Agreement. Drawings under the Standby Letter of Credit shall be deemed to reduce the Obligations on a pro rata basis.

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            (b)   The Standby Letter of Credit shall be issued by a bank
      organized under the laws of the United States or any state thereof or a branch or agency of a foreign bank located in the United States which is subject to regulation and supervision by U.S. federal or state banking authorities. The issuer of the Standby Letter of Credit shall at all times have a long-term senior unsecured debt rating of at least "AA-" by Standard and Poor's Corporation and "Aa3" by Moody's Investors Service, Inc. In the event that the Standby Letter of Credit issuer's credit rating shall fail to meet the requirements set forth above, the Borrowers shall promptly, and in any event within 30 days, deliver to the Agent a replacement Standby Letter of Credit issued by an institution meeting the requirements set forth in this
      Section 3.05(b). Anything herein to the contrary notwithstanding, the Borrowers' failure to timely deliver a satisfactory replacement Standby Letter of Credit shall constitute an immediate Event of Default hereunder.

            (c) Initially, the Standby Letter of Credit shall be issued by Morgan Guaranty Trust Company of New York ("MGTC"). Except as required pursuant to Sections 3.05(a) and (b) above, the Borrowers shall have no right, without the Agent's consent, to replace MGTC as the issuer of the Standby Letter of Credit.

            4. A new Section 9.17 is hereby added to Article IX of the Credit Agreement as follows:

      "Section 9.17. Standby Letter of Credit. The Standby Letter of Credit is in full force and effect."

            5. The first sentence of Section 10.02 is hereby amended to delete the word "and" immediately preceding clause (f) of that sentence and to add the following to the end of such sentence:

      "and (g) immediately, and in any event within two (2) Business Days after obtaining knowledge thereof, of any change or proposed change in the credit rating of the issuer of the Standby Letter of Credit."

            6.    Section 10.22 is hereby deleted in its entirety.

            7. The Lender hereby waives compliance, on and after the date hereof, by the Borrowers with Sections 10.01(h), (j) and (k), 10.03, 10.05, 10.06, 10.07, 10.08, 10.09, 10.10, 10.11, 10.12, 10.13, 10.16, 10.17, 10.18,
10.19, 10.20 or 10.21 so long as (a) the Standby Letter of Credit shall not cease for any reason to be in full force and effect or the validity or enforceability thereof, or right of the Agent to make draws thereunder, shall be contested by any Person or governmental entity or any Person obligated under the Standby Letter of Credit shall deny it has any liability or obligation thereunder and (b) no Event of Default which has not been waived has occurred and is continuing.
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            8.    There is hereby added to the Master Loan Agreement Exhibit
J, "Form of Standby Letter of Credit", a copy of which is attached to this Amendment No. 2 as Annex I.

            9. This Amendment No. 2 shall become effective on the date when signed by the Lender and the Borrowers and the Lender shall have received the following items:

            (a) duly executed counterparts of this Amendment No. 2 from the parties hereto;

            (b)   the Standby Letter of Credit issued by MGTC;

            (c) a duly executed counterpart of the Waiver and Amendment No. 2 to the First Amended and Restated Credit Agreement dated as of the date hereof among the Company, as borrower, Credit Suisse, as L/C Bank, the Banks parties thereto and Credit Suisse, as Agent substantially in the form attached hereto as Annex II ("Amendment No. 2 to Credit Agreement");

            (d) a duly executed counterpart of the Waiver to Guaranty dated as of the date hereof between the Guarantor and the Company, substantially in the form attached hereto as Annex III (the "Waiver to Guaranty");

            (e) an opinion of counsel to MGTC with respect to the due authorization, execution and delivery of the Standby Letter of Credit issued by MGTC, the enforceability against MGTC of such Standby Letter of Credit and such other matters as the Lender may reasonably require; and

            (f) such other documents, certificates, financial or other information or opinions as the Agent or any Bank may reasonably request.

            10. The Borrowers hereby agree to pay to the Lender all reasonable out-of-pocket costs and expenses, including the reasonable fees and disbursements of counsel, incurred by the Lender in connection with (i) the preparation, execution and delivery of this Amendment No. 2, Amendment No. 2 to Credit Agreement, Waiver to Guaranty and any amendments thereto and each of the other documents and instruments contemplated hereunder or thereunder or delivered in connection herewith or therewith.

            11. The Borrowers hereby represent and warrant that, except as set forth in Annex IV hereto, each of the representations and warranties made under Article IX of the Master Loan Agreement are Accurate and Complete with the same force and effect as though made on and as of the date of this Amendment No. 2, except to the extent that such representations and warranties expressly relate to an earlier date, in which case, such representations and warranties were Accurate and Complete on and as of such earlier date.

            12. Each of the Borrowers hereby represents and warrants that as of the date of this Amendment No. 2, no Event of Default or
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Potential Default which has not been waived, has occurred and is continuing or would result from the consummation of the transactions contemplated by this Amendment No. 2.

            13. Except as expressly waived, modified and amended hereby, the Master Loan Agreement remains unchanged and in full force and effect in all respects.

            14. THIS AMENDMENT NO. 2 SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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            15.   This Amendment No. 2 may be executed in any number of
counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment No. 2.

            IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 2 to be executed by their officers thereunto duly authorized as of the date first above written.


                                    MP Funding Corporation

                                    By:   /s/ Theresa Miles
                                 Name:        Theresa Miles
                                       Title:


                                    National Medical Enterprises, Inc.


                                    By:      /s/ Terence P. McMullen
                                       Name:    Terence P. McMullen
                                       Title:   Vice President


                                    Capital Hospital Corporation


                                    By:      /s/ Terence P. McMullen
                                       Name:    Terence P. McMullen
                                       Title:   Vice President


                                    NME Headquarters, Inc.


                                    By:      /s/ Terence P. McMullen
                                       Name:    Terence P. McMullen
                                       Title:   Vice President


                                    NME Hospitals, Inc.


                                    By:      /s/ Terence P. McMullen
                                       Name:    Terence P. McMullen
                                       Title:   Vice President

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                                    Rehabilitation Facility at
                                          San Diego, Inc.


                                    By:      /s/ Terence P. McMullen
                                       Name:    Terence P. McMullen
                                       Title:   Vice President


                                    Rehabilitation Facility
                                          at Austin, Inc.

                                    By:      /s/ Terence P. McMullen
                                       Name:    Terence P. McMullen
                                       Title:   Vice President


                                    R.H.S.C. El Paso, Inc.


                                    By:      /s/ Terence P. McMullen
                                       Name:    Terence P. McMullen
                                       Title:   Vice President


                                    R.H.S.C. Hospitals, Inc.


                                    By:      /s/ Terence P. McMullen
                                       Name:    Terence P. McMullen
                                       Title:   Vice President


                                    North Houston Healthcare Campus, Inc.


                                    By:      /s/ Terence P. McMullen
                                       Name:    Terence P. McMullen
                                       Title:   Vice President


                                    R.H.S.C. Midland, Inc.


                                    By:      /s/ Terence P. McMullen
                                       Name:    Terence P. McMullen
                                       Title:   Vice President

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                                    R.H.S.C. Modesto, Inc.


                                    By:      /s/ Terence P. McMullen
                                       Name:    Terence P. McMullen
                                       Title:   Vice President


                                    Rehabilitation Facility at
                                          San Ramon, Inc.


                                    By:      /s/ Terence P. McMullen
                                       Name:    Terence P. McMullen
                                       Title:   Vice President



CONSENTED TO:

Credit Suisse, as Collateral Agent


By:  /s/  Stephen M. Flynn
   Name:  Stephen M. Flynn
   Title: Member of Senior Managment


By:  /s/  Marilou Palenzuela
   Name:  Marilou Palenzuela
   Title: Member of Senior Managment

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                                  Annex IV
                                     to
                             Amendment No. 2 to
                            Master Loan Agreement




            1. The representation set forth in Section 9.02 is given only for the period since February 28, 1994.

            2. The representation set forth in Section 9.08 is qualified to include the Liens granted under the Pledge Agreement executed by NME in connection with that certain Credit Agreement dated as of April 13, 1994 among NME, the banks parties thereto and Morgan Guaranty Trust Company of New York, as Issuing Bank and Agent.


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